UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ANNALY CAPITAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

YOUR VOTE IS IMPORTANT TO US!

May 12, 2016

Dear Stockholder of Annaly Capital Management,

According to our latest records, we have not yet received your proxy vote for the important Annual Meeting of Stockholders of Annaly Capital Management, Inc. to be held on May 26, 2016. Your Board of Directors has unanimously recommended that you vote FOR all proposals on the agenda.

Please help your company avoid the expense of further solicitation by voting TODAY—by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Even if you believe you have already voted, we encourage you to vote now to ensure your vote has been validly cast and is counted at the meeting. Your vote will only be counted once.

To view the proxy materials, go to www.annalyannualmeeting.com.

Thank you for your support.

Sincerely,

R. Nicholas Singh
Secretary

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE at 1 888-750-5834

ANNALY CAPITAL MANAGEMENT, INC. 1211 AVE. OF THE AMERICAS NEW YORK, NY 10036 ATTN: GLENN A. VOTEK
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees	For	Against	Abstain

1a	Kevin G. Keyes	⬜	⬜	⬜

1b	Kevin P. Brady	⬜	⬜	⬜

1c	E. Wayne Nordberg	⬜	⬜	⬜

The Board of Directors recommends you vote FOR proposals 2 and 3:		For	Against	Abstain

2.	Advisory approval of the company's executive compensation.	⬜	⬜	⬜

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.	⬜	⬜	⬜

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
		Yes	No

Please indicate if you plan to attend this meeting		⬜	⬜

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annaly Capital Management, Inc. 1211 Avenue of the Americas, New York, NY 10036

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2015 ANNUAL REPORT TO STOCKHOLDERS and 2016 NOTICE & PROXY STATEMENT are available at www.proxyvote.com

Annaly Capital Management, Inc.
Annual Meeting of Stockholders
May 26, 2016
This proxy is solicited by the Board of Directors

Revoking all prior proxies, the undersigned hereby appoints Kevin G. Keyes and R. Nicholas Singh, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Capital Management, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019, commencing at 9:00 a.m., New York time, on Thursday, May 26, 2016, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

The Shares represented by this proxy when properly executed, will be voted as directed. If no directions are given, this proxy will be voted in accordance with the Board of Directors' recommendations as listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting.

Continued and to be signed on reverse side